NOVEMBER 2025 • NYSE:APLE INVESTOR PRESENTATION Exhibit 99.1

FORWARD-LOOKING STATEMENTS Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,“ “outlook,” “strategy,” “targets,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. Such factors include, but are not limited to, the ability of Apple Hospitality REIT, Inc. (the “Company,” “Apple Hospitality,” “Apple” or “APLE”) to effectively acquire and dispose of properties and redeploy proceeds; the anticipated timing and frequency of shareholder distributions; the ability of the Company to fund capital obligations; the ability of the Company to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions (including the potential effects of tariffs, inflation or a recessionary environment); reduced business and leisure travel due to geopolitical uncertainty, including terrorism and acts of war; travel-related health concerns, including widespread outbreaks of infectious or contagious diseases in the U.S.; inclement weather conditions, including natural disasters such as hurricanes, earthquakes and wildfires; government shutdowns, airline strikes or equipment failures or other disruptions; adverse changes in the real estate and real estate capital markets; financing risks; changes in interest rates; litigation risks; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust; or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission (“SEC”). Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. Cover photo: Hilton Garden Inn Denver Downtown COURTYARD VIRGINIA BEACH OCEANFRONT/SOUTH

Note: Hotel portfolio statistics as of November 10, 2025. Market categorization based on STR designation. Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 17 years. The Tripadvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through September 30, 2025. Net Total Debt to Total Capitalization calculation based on (as of September 30, 2025) total debt outstanding, net of cash and cash equivalents (“net total debt outstanding”), divided by net total debt outstanding plus equity market capitalization based on the Company’s closing share price of $12.01 and outstanding common shares. Based on hotels owned as of September 30, 2025. Scale Ownership of Upscale, Rooms-Focused Hotels Industry-Leading Brands and Operators Broad Geographic Diversification Consistent Reinvestment(1) Strong, Flexible Balance Sheet(2) 218 HOTELS 15 BRANDS 37 STATES 5 yrs AVERAGE EFFECTIVE AGE 34% NET TOTAL DEBT TO TOTAL CAPITALIZATION 29,518 GUEST ROOMS 68% OUTSTANDING DEBT EFFECTIVELY FIXED 99% ROOMS-FOCUSED 16 MANAGEMENT COMPANIES 84 MARKETS 4.3 AVERAGE TRIPADVISOR® RATING 208 HOTELS UNENCUMBERED COMPANY PROFILE AND PROVEN INVESTMENT STRATEGY Apple Hospitality is a publicly traded real estate investment trust that owns one of the largest and most diverse portfolios of upscale, rooms-focused hotels in the United States.

See following pages for reconciliation to actual revenue and net income. Note: Statistics above compare the Company's performance with the performance of specific industry indices using total shareholder return ("TSR"). Net Total Debt to Total Capitalization calculation based on (as of September 30, 2025) total debt outstanding, net of cash and cash equivalents (“net total debt outstanding”), divided by net total debt outstanding plus equity market capitalization based on the Company’s closing share price of $12.01 and outstanding common shares. $1.4 Billion IN REVENUE Full Year 2024 $1.61 2024 MFFO PER SHARE(1) $0.89 Net Income Per Share $243.7 Million DISTRIBUTIONS PAID In 2024 +20.1 ppts TSR Outperformance vs. MSCI US REIT Index for the 2022-2024 Period +18.9 ppts TSR Outperformance vs. Dow Jones U.S. Real Estate Hotels Index for the 2022-2024 Period +21.4 ppts TSR Outperformance vs. Nareit Lodging/Resorts Index for the 2022-2024 Period EXCHANGE: TICKER NYSE: APLE DIVIDEND YIELD at 10/31/2025 8.6% annual yield, annual rate of $0.96 per share, paid monthly AVERAGE TRADING VOLUME TTM 10/31/2025 2.7 Million shares per day EQUITY MARKET CAP at 9/30/2025 $2.8 Billion NET DEBT at 9/30/2025 $1.5 Billion, 34% net total debt outstanding to total capitalization TOTAL ENTERPRISE VALUE at 9/30/2025 $4.3 Billion COMPARABLE HOTELS REVENUE(1) TTM 9/30/2025 $1.4 Billion COMPARABLE HOTELS ADJUSTED HOTEL EBITDA MARGIN(1) TTM 9/30/2025 34.8% 2025 ESTIMATED CAPEX $80 Million to $90 Million EXECUTIVE TARGET COMPENSATION STRUCTURE 78% executive target compensation incentive based COMPANY OVERVIEW

VALUES Hospitality – We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry. Resolve – We are passionate about the work we do and are steadfast in our commitment to our shareholders. Excellence – We are driven to succeed and improve through innovation and perseverance. Integrity – We are trustworthy and accountable. Teamwork – We support and empower one another, embracing diversity of opinion and background. We are a leading real estate investment company committed to increasing shareholder value through the distribution of attractive dividends and long-term capital appreciation. MISSION Average executive tenure with the Apple REIT Companies is 18 years Established and operated 8 public hospitality REITs Raised and invested approximately $7.4 billion of equity in hotel assets Purchased 457 hotels Purchased as many as 74 hotels in a single year through individual hotel and small portfolio transactions Managed over $1.2 billion in CapEx and renovation spending Sold 4 REITs in 3 transactions totaling $2.7 billion Merged 3 REITs and listed Company on NYSE Completed $1.3 billion Apple REIT Ten merger Representation on over 30 brand and industry advisory boards and councils MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES HILTON GARDEN INN DENVER/HIGHLANDS RANCH

PROVEN INVESTMENT STRATEGY Concentrate on Upscale, rooms-focused hotels Efficient operating model yields higher margins Resilient group business Scale ownership minimizes relative G&A load and provides fixed cost efficiencies Unparalleled access to data and operational expertise Align with the best brands in the rooms-focused category Invested in Marriott®, Hilton® and Hyatt® branded hotels with broad consumer appeal which benefit from strong reservation systems and loyalty programs Hire industry-leading operators and maximize performance through benchmarking and asset management Strong regional and national operators with unique management structure align owner and operator to maximize performance in all market environments Analytical data-driven asset management maximizes property-level results Strategic revenue management optimizes mix of business and maximizes bottom-line performance Pursue broad geographic diversification Broad geographic diversification reduces portfolio volatility and provides exposure to a wide variety of demand generators Enhance portfolio through accretive acquisitions, opportunistic dispositions and strategic reinvestment Well-maintained portfolio with average effective age of 5 years ensures competitiveness Strategic acquisitions and dispositions optimize portfolio for long-term growth Prudent capital allocation preserves balance sheet capacity for investments at optimal point in cycle Maintain a strong, flexible balance sheet Strong balance sheet provides security through cycles Positioned to pursue accretive opportunities Conservative capital structure with staggered maturities lowers capital costs and preserves equity value COURTYARD SEATTLE KIRKLAND

KEY TAKEAWAYS Achieved third quarter 2025 Comparable Hotels RevPAR of $124, Occupancy of 76% and ADR of $163, ahead of industry averages on an absolute basis as reported by STR Adjusted strategy and reoptimized the mix of business at our hotels where there were shifts in demand segments, in many cases layering on group business Impacted by the government shutdown and a tough October 2024 comparison, Comparable Hotels RevPAR was approximately 3% lower in October 2025 versus October 2024, based on preliminary performance data Fundamentals strong with 63% of our hotels not having any new supply under construction within a five-mile radius Disciplined approach to capital allocation, balancing both near and long-term allocation decisions to capitalize on existing opportunities while securing the long-term relevance, stability and performance of our platform Acquired six hotels in 2023, two hotels in 2024 and one hotel in 2025, with four hotels under contract for purchase, and sold six hotels in 2024 and five hotels in 2025, with two hotels under contract for sale On a TTM basis through September 30, 2025, the eight stabilized hotels acquired are yielding over 8.5% after CapEx, contributing to overall portfolio performance Since the beginning of the year through October, repurchased, under the Company’s Share Repurchase Program, approximately 3.8 million common shares at a weighted-average market purchase price of approximately $12.73 per common share, for an aggregate purchase price of approximately $48.3 million Annualized distribution of $0.96 per common share represents an annual yield of approximately 8.6%, based on October 31, 2025 closing price of $11.19 Maintained strength and flexibility of balance sheet with availability under revolving credit facility of approximately $648 million HILTON GARDEN INN DENVER DOWNTOWN

YEAR-OVER-YEAR PERFORMANCE ($ in thousands except statistical data and per share amounts) Third Quarter 2025 Performance at a Glance Note: Comparable Hotels is defined as the 215 hotels owned and held for use by the Company as of September 30, 2025, and excludes the Company's independent boutique hotel in New York, New York (the "New York Property") recovered during the second quarter 2025 from a third-party hotel operator. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, assets held for sale and the New York Property, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of net income to non-GAAP financial measures is included in the following pages. HYATT HOUSE AND HYATT PLACE TEMPE / PHOENIX / UNIVERSITY Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 % CHANGE to 2024 2025 2024 % CHANGE to 2024 Comparable Hotels ADR $162.68 $163.71 (0.6%) $161.35 $161.20 0.1% Comparable Hotels Occupancy 76.2% 77.1% (1.2%) 75.4% 76.5% (1.4%) Comparable Hotels RevPAR $124.01 $126.29 (1.8%) $121.67 $123.34 (1.4%) Comparable Hotels Total Revenue $365,038 $370,373 (1.4%) $1,064,764 $1,072,761 (0.7%) Comparable Hotels Adjusted Hotel EBITDA $128,577 $137,824 (6.7%) $375,055 $398,170 (5.8%) Comparable Hotels Adjusted Hotel EBITDA Margin % 35.2% 37.2% (200 bps) 35.2% 37.1% (190 bps) Modified Funds From Operations (MFFO) $100,457 $107,439 (6.5%) $287,999 $312,008 (7.7%) MFFO per share $0.42 $0.45 (6.7%) $1.21 $1.29 (6.2%)

Upscale/Rooms-Focused YTD September 30, 2025 Hotel EBITDA Margin and RevPAR Comparison Upper Upscale/Full-Service EFFICIENT OPERATIONS ALOFT PORTLAND DOWNTOWN WATERFRONT ME Source: Company filings. Assumptions may vary by company. See explanation and reconciliation of Adjusted Hotel EBITDA to net income included in subsequent pages. Upscale & Upper Upscale Combined Rooms-focused operating model produces strong margins (1)

Upscale/Rooms-Focused Net Debt to TTM EBITDA Ratio at September 30, 2025 Upper Upscale/Full-Service NET DEBT TO EBITDA COMPARISON COURTYARD SAN DIEGO CENTRAL Source: Company filings. Assumptions may vary by company. See explanation and reconciliation of Adjusted EBITDA to net income included in subsequent pages. Includes debt associated with hotels in receivership. Upscale & Upper Upscale Combined Low leverage has always been a key component of our strategy, providing stability and optionality across economic cycles (1) (2) (2)

+3% - -2% +5% +2% - -1% +3% - +4% +2% +2% - +1% -2% -4% -1% - +1% -3% -4% % Change in RevPAR Compared to Same Period of Prior Year COMPARABLE HOTELS OPERATING TRENDS Note: Comparable Hotels is defined as the 215 hotels owned and held for use by the Company as of September 30, 2025, and excludes the New York Property recovered during the second quarter 2025 from a third-party hotel operator. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, assets held for sale and the New York Property, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Occupancy COMPARABLE HOTELS OCCUPANCY TRENDS Note: Comparable Hotels is defined as the 215 hotels owned and held for use by the Company as of September 30, 2025, and excludes the New York Property recovered during the second quarter 2025 from a third-party hotel operator. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, assets held for sale and the New York Property, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Source: Weekly data provided by STR for hotels owned by the Company and may differ from actual results achieved. Continued Strength in Comparable Hotels Occupancy +1% +1% -2% +3% +2% +1% - +1% -2% +3% +2% +1% -1% -1% -2% -3% -1% -1% +1% -2% -2% -2% -2% -1% -4% -1% +5% % Change in Occupancy Compared to Same Period of Prior Year Week ended

Source: Data provided by STR for hotels owned by the Company for the periods noted and may differ from actual results achieved. Weekday occupancy includes Sunday through Thursday nights and weekend occupancy includes Friday and Saturday nights. WEEKDAY VS. WEEKEND OCCUPANCY Occupancy Monthly Data Weekly Data Continued Strength in Absolute Weekday and Weekend Occupancy

PORTFOLIO POISED FOR CONTINUED OUTPERFORMANCE Balanced exposure to business, leisure and group Select-service hotels franchised with industry-leading brands provide strong value proposition and have proven appeal with broadest group of customers Broad geographic diversification provides exposure to wide variety of markets and demand generators Limited near-term portfolio impact from new supply Continue to see strength from small group demand and are positioned in many markets to benefit from compression from large group business Data-driven asset management team and industry-leading operators maximize property-level performance Scale ownership of rooms-focused hotels minimizes G&A load per key and provides fixed cost efficiencies Well-maintained, institutional-quality portfolio with substantial long-term value Acquisition and disposition activity over the past five years has lowered the average age of assets, reduced near-term CapEx and increased exposure to markets anticipated to outperform over the next cycle while maintaining a strong and flexible balance sheet Balance sheet strength and liquidity position the Company to continue to pursue accretive acquisitions and optimize portfolio HILTON GARDEN INN MEMPHIS DOWNTOWN BEALE STREET

POSITIONED FOR OUTPERFORMANCE ACROSS CYCLES Embedded upside potential Inherent downside protection Outperformance across cycles Limited near-term portfolio impact from new supply High margins drive profitability Continued opportunity for growth in business transient Balance sheet strength and liquidity for opportunistic transactions Select-service hotels franchised with industry-leading brands provide a strong value proposition and have proven appeal with the broadest group of customers Broad geographic diversification with wide variety of demand generators Efficient buildings and operating model mitigate volatility in cash flows Low debt Well-maintained, institutional-quality portfolio with substantial long-term value

BENEFITS OF BRANDED SELECT-SERVICE HOTELS Total revenue primarily derived from rooms sold Ability to cross-utilize associates to maximize efficiencies High margins Fewer outlets to manage Less public space to maintain Resilient group business Efficient Operating Model Broad Consumer Appeal Maximize Shareholder Value High-quality hotels with strong value proposition for guests Product attractive to business and leisure travelers Award-winning service, innovative design and modern amenities Strong reservation systems and loyalty programs Global distribution creates strong consumer awareness Ability to optimize mix of business to drive RevPAR and EBITDA Lower downside risk with meaningful upside High margins drive overall profitability Lower long-term capital needs Institutional brands foster strong resale market, financing flexibility and investor confidence FAIRFIELD INN & SUITES TUSTIN ORANGE COUNTY

Independent Rooms-focused hotels with industry-leading brands have broad consumer appeal BROAD CONSUMER APPEAL COURTYARD SEATTLE KIRKLAND HOMEWOOD SUITES DALLAS DOWNTOWN, TX HILTON GARDEN INN HOFFMAN ESTATES Note: Hotel portfolio statistics as of November 10, 2025. Based on number of guest rooms.

MODERN ACCOMMODATIONS AND AMENITIES WITH BROAD CONSUMER APPEAL

BROAD GEOGRAPHIC DIVERSIFICATION Broad geographic diversification provides exposure to wide variety of demand generators Markets benefit from a mix of business and leisure demand Portfolio benefits from both large corporate negotiated and small and midmarket local negotiated business demand Low dependence on inbound international travel Unparalleled exposure to business-friendly markets which led the pandemic recovery and continue to benefit from population shifts Diversification across 84 markets helps drive strong, consistent performance Note: Hotel locations as of November10, 2025. Highlighted markets represent largest markets in Apple Hospitality’s portfolio based on Comparable Hotels Adjusted Hotel EBITDA contribution for the nine months ended September 30, 2025. Comparable Hotels Adjusted Hotel EBITDA contribution by location type based on the nine months ended September 30, 2025. Market and location categorizations based on STR designations. 5% 6% 4% 5% 3% Adjusted Hotel EBITDA contribution by location type 4% 3% 3% 3% 4% 3% 4%

MARKET STRATEGY RESIDENCE INN SEATTLE SOUTH/RENTON HIGH-DENSITY SUBURBAN Properties ideally located in upscale submarkets with attractive cost structures that benefit from a broad mix of business and leisure demand generators and resilient group business. With proximity to an array of guest amenities and conveniences, these locations help drive strong, consistent performance. HOMEWOOD SUITES GAINESVILLE COURTYARD SAN DIEGO CENTRAL FAIRFIELD INN & SUITES PHOENIX CHANDLER/FASHION CENTER HOME2 SUITES HUNTSVILLE/RESEARCH PARK AREA, AL Note: Market and location categorizations based on STR designations.

MARKET STRATEGY HYATT PLACE GREENVILLE DOWNTOWN URBAN Properties located in business-friendly cities. Beneficiaries of demographic shifts and economic development, these urban locations are home to numerous demand generators, not heavily dependent on inbound international travel and poised for continued growth. AC HOTEL LOUISVILLE DOWNTOWN RESIDENCE INN PORTLAND DOWNTOWN/WATERFRONT HOMEWOOD SUITES OMAHA-DOWNTOWN HILTON GARDEN INN MADISON DOWNTOWN Note: Market and location categorizations based on STR designations.

STRONG OPERATING MARGINS APLE has a proven record of maximizing operating margins across economic cycles. APLE is well positioned to maximize efficiencies and drive profitability: Broad consumer appeal allows for optimization of business mix to drive ADR and RevPAR growth Rooms-focused hotels are inherently efficient Higher margins amplify bottom-line impact of top-line growth Unparalleled access to performance data allows benchmarking to identify and share best practices Flexible labor and in place labor management systems (with centralized reporting) provide opportunity to maximize productivity Investments in hotel associates and training lower turnover and reduce reliance on contract labor over time COURTYARD PHILADELPHIA GREAT VALLEY/MALVERN

LIMITED NEAR-TERM IMPACT FROM NEW SUPPLY New construction starts have meaningfully decreased since onset of pandemic with anticipated delays in completion 63% of our hotels do not have any exposure to new projects currently under construction within a five-mile radius National supply growth over the next four quarters of 0.7%, more than 36% below long run average(1) AC HOTEL PORTLAND DOWNTOWN/WATERFRONT, ME Note: Supply growth as defined by the Company. Graph represents percentage of Apple Hospitality REIT portfolio of hotels with one or more upper midscale, upscale or upper upscale new construction projects underway within a five-mile radius. (1) Source: Hotel Horizons National Forecast Q2 2025 Edition/CBRE Hotels Research August 2025 Supply growth well below historical average for our portfolio Portfolio Exposure to New Supply

INDUSTRY-LEADING ASSET MANAGEMENT Analytical, data-driven asset management to maximize property-level performance Scale to negotiate attractive national contracts Strategic revenue management to optimize mix of business and maximize bottom-line performance Strong regional and national third-party operators with readily terminable contracts and flexibility to align performance goals Optionality to consolidate hotels under select third-party managers in multi-property markets to leverage regional expertise, gain operating efficiencies, and enhance overall portfolio performance Strategic Asset Management Approach Best-in-Class Operators 100% of Apple Hospitality’s portfolio operated by third-party property managers 94% of hotels independent of brand management 16 operating companies provide a platform for comparative analytics and shared best practices 24% of operators’ portfolios represented by Apple Hospitality on average, excluding brands Note: Management company information as of September 30, 2025. SPRINGHILL SUITES ALEXANDRIA OLD TOWN/SOUTHWEST

PROPRIETARY MANAGEMENT AGREEMENT STRUCTURE RESIDENCE INN TUSTIN ORANGE COUNTY Our unique management company contract structure better aligns owner and operator to maximize performance in all market environments. APLE’s Management Company Contract Structure Industry Standard Structure Variable Management Fee 2.5% - 3.5% of revenues based on property’s balanced scorecard performance Balanced Scorecard Metrics: Gross operating profit budget variance STR market target index growth and target rank Guest satisfaction/online review scores Flex/flow percent versus budgeted gross operating profit More than 80% of our hotels operate under this structure. Contract terms average two years and are terminable upon sale. APLE originally implemented this contract structure in 2016. Base Management Fee Typically 3% of revenues + Incentive Management Fee % of operating profit above an owner’s priority return AC HOTEL WASHINGTON DC CONVENTION CENTER COURTYARD VIRGINIA BEACH OCEANFRONT/NORTH 37TH STREET

BALANCE SHEET POISED FOR FUTURE GROWTH Positive corporate cash flow early in the pandemic recovery preserved strength of balance sheet and equity value Conservative capital structure with staggered maturities lowers capital costs As of September 30, 2025, 68% of outstanding debt fixed or hedged and 208 hotels unencumbered In July 2025, the Company entered into a new term loan facility with a principal amount of $385 million and a maturity date of July 31, 2030, repaying all amounts outstanding under its $225 million term loan facility at closing, resulting in an additional $160 million funded at closing which was used to repay the balance outstanding under the Company’s revolving credit facility Maintained strength and flexibility of balance sheet with availability under revolving credit facility of approximately $648 million following the closing of the $385 million term loan facility in July 2025 Reauthorized and extended ATM Program in Q1 2024, providing availability for the issuance of common shares up to $500 million Poised to be acquisitive and optimize portfolio through opportunistic transactions AC HOTEL PITTSBURGH DOWNTOWN

Debt Composition(1) STRONG BALANCE SHEET & LIQUIDITY POSITION Based on balances and hotels owned as of September 30, 2025, excluding unamortized fair value adjustment of assumed debt and unamortized debt issuance costs. Excludes yearly amortization. Interest rate includes effect of interest rate swaps and SOFR rate in effect at September 30, 2025, plus a 10 bps SOFR spread adjustment, where applicable. Subsequent to the end of the third quarter, the Company repaid in full one secured mortgage loan associated with two of its hotels for a total of approximately $29 million. Debt Maturity Schedule (1) ($ in millions) 208 Hotels Unencumbered Hotels: 2 Keys: 325 Rate: 3.9% Term Loan Rate: 4.6%(2) Hotels: 2 Keys: 320 Rate: 4.3% Low debt and staggered maturities facilitate agile balance sheet strategy Strong liquidity position for opportunistic growth and after Total Liquidity (1) ($ in millions) Total Available Revolver Capacity Cash and Cash Equivalents on Hand Total Liquidity Term Loan Rate: 5.5%(2) Hotels: 4 Keys: 798 Rate: 3.8% Term Loan Rate: 5.4%(2) Term Loan Rate: 4.2%(2) Hotels: 2 Keys: 319 Rate: 3.8% Hotels: 2 Keys: 210 Rate: 3.4% Term Loan Rate: 5.1%(2) (3)

EFFECTIVE PORTFOLIO MANAGEMENT & STRATEGIC GROWTH HAMPTON INN & SUITES PORTLAND-PEARL DISTRICT Opportunistic Dispositions Strategic Growth Reduce exposure to lower growth markets Dispose of hotels where strong operating efficiencies are harder to achieve Optimize capital reinvestment program through dispositions that effectively manage near- and long-term CapEx needs based on return on investment Invest in hotels and markets with greater growth potential Acquire assets in strong RevPAR markets with attractive cost structures that further enhance operating margins and long-term return on investment Grow portfolio when conditions are right Accretive Acquisitions Earnings growth through portfolio optimization enhances long-term shareholder returns

VALUE CREATION THROUGH DISCIPLINED CAPITAL ALLOCATION AND PORTFOLIO MANAGEMENT Pre-COVID Portfolio Dispositions(1) Acquisitions(2) Comparable Portfolio Number of Hotels(3) 230 38 23 215 Average Hotel Age(4) 14 years 18 years 4 years 17 years Average Guest Room Count 128 107 166 135 RevPAR(5) $105 $67 $141 $119 Adjusted Hotel EBITDA Margin(5)(6) 37% 24% 40% 35% Going-In Price $390M $1.1B Going-In EBITDA Multiple(5)(6) 16.1x 11.7x Going-In Cap Rate(5)(7) 5% 8% CapEx Spend per Key $28K $7K All-In Cap Rate(5)(8) 4.0% 7.5% EBITDA Yield After LTD CapEx(5)(6) 8.5% Dispositions include the Hampton Inn & Suites and Homewood Suites in Cedar Rapids, IA, which are under contract for sale and expected to close in the fourth quarter 2025. Financial and valuation metrics exclude the Embassy Suites Madison Downtown, which opened in June 2024 and continues to ramp operational performance. Excludes the Company’s independent boutique hotel in New York, New York. Pre-COVID Portfolio reflects age at February 2020, Dispositions and Acquisitions reflect age at transaction date, Comparable Hotels Portfolio reflects age at September 2025. Pre-COVID Portfolio reflects TTM at February 29, 2020, Dispositions reflect TTM at transaction date, Acquisitions and Comparable Hotels Portfolio are TTM at September 30, 2025. See explanation and reconciliation of Adjusted Hotel EBITDA to net income included in subsequent pages and applicable Company filings. Reflects Hotel NOI, including a 4% FF&E reserve, divided by the purchase price. Reflects Hotel NOI, including a 4% FF&E reserve, divided by the sum of the purchase price and PIP estimate. Dispositions and Acquisitions reflect TTM Adjusted Hotel EBITDA at transaction date. Dispositions reflect an all-in multiple, including PIP estimate, and Acquisitions reflect a going-in multiple. Share Repurchases and Share Issuances reflect TTM EBITDA, net debt and share count as of quarter end at time of repurchase or issuance. Post Pandemic Strategic Acquisitions and Opportunistic Dispositions Enhance Portfolio Value Returning Capital to Shareholders and Investing in the Portfolio January 2023 through September 2025 > $665 million Dividends paid to shareholders ~ $205 million Capital reinvested in the portfolio While Maintaining a Strong, Flexible Balance Sheet at September 30, 2025 3.3x Net Debt to TTM EBITDA $698 million Available liquidity Disciplined Capital Allocation January 2023 through September 2025 (2) (1) (6)(9)

23 hotels purchased for approximately $1.1 billion(1) 15 acquisitions not open or stabilized in 2019 Our acquisition and disposition activity since the start of the pandemic has optimized our portfolio by lowering the average age of our assets, reducing near-term CapEx and increasing exposure to markets we anticipate will outperform over the next cycle while maintaining the strength and flexibility of our balance sheet. ~8.5% TTM yield after CapEx(2) 36 hotels sold for approximately $374 million 4 yrs average age at time of acquisition ALOFT PORTLAND DOWNTOWN WATERFRONT ME HILTON GARDEN INN MEMPHIS DOWNTOWN BEALE STREET HILTON GARDEN INN FORT WORTH MEDICAL CENTER AC HOTEL LOUISVILLE DOWNTOWN AC HOTEL PITTSBURGH DOWNTOWN HILTON GARDEN INN MADISON DOWNTOWN AC HOTEL PORTLAND DOWNTOWN/WATERFRONT, ME HAMPTON INN & SUITES PORTLAND-PEARL DISTRICT HYATT HOUSE AND HYATT PLACE TEMPE / PHOENIX / UNIVERSITY HAMPTON INN & SUITES AND HOME2 SUITES CAPE CANAVERAL CRUISE PORT HYATT PLACE GREENVILLE DOWNTOWN HOMEWOOD SUITES FORT WORTH - MEDICAL CENTER, TX NET ACQUIRER SINCE ONSET OF PANDEMIC COURTYARD CLEVELAND UNIVERSITY CIRCLE HYATT HOUSE SALT LAKE CITY/ DOWNTOWN COURTYARD SALT LAKE CITY DOWNTOWN RESIDENCE INN SEATTLE SOUTH/ RENTON Includes the purchase of a parking garage for approximately $9.1 million which serves the Hyatt House Salt Lake City/Downtown, the Courtyard Salt Lake City Downtown and the surrounding area. Financial and valuation metrics exclude the Embassy Suites Madison Downtown, which opened in June 2024 and continues to ramp operational performance. EMBASSY SUITES SOUTH JORDAN SALT LAKE CITY SPRINGHILL SUITES LAS VEGAS CONVENTION CENTER AC HOTEL WASHINGTON DC CONVENTION CENTER EMBASSY SUITES MADISON DOWNTOWN HOMEWOOD SUITES TAMPA-BRANDON

23 Hotels Acquired Since Beginning of 2020 Brand Location Rooms Date Opened Date Acquired Purchase Price Hampton Inn & Suites(1)(2) Cape Canaveral, FL 116 April 2020 April 2020 $46.7 million Home2 Suites(1)(2) Cape Canaveral, FL 108 April 2020 April 2020 Hyatt House(1)(2) Tempe, AZ 105 August 2020 August 2020 $64.6 million Hyatt Place(1)(2) Tempe, AZ 154 August 2020 August 2020 Hilton Garden Inn(2) Madison, WI 176 February 2021 February 2021 $49.6 million AC Hotels Portland, ME 178 July 2018 August 2021 $66.8 million Hyatt Place Greenville, SC 130 December 2018 September 2021 $30.0 million Aloft Portland, ME 157 September 2021 September 2021 $51.2 million Hilton Garden Inn Memphis, TN 150 January 2019 October 2021 $38.0 million Hilton Garden Inn Fort Worth, TX 157 April 2012 November 2021 $29.5 million Homewood Suites Fort Worth, TX 112 June 2013 November 2021 $21.5 million Hampton Inn & Suites Portland, OR 243 September 2017 November 2021 $75.0 million AC Hotels Louisville, KY 156 April 2018 October 2022 $51.0 million AC Hotels Pittsburgh, PA 134 July 2018 October 2022 $34.0 million Courtyard Cleveland, OH 154 April 2013 June 2023 $31.0 million Courtyard Salt Lake City, UT 175 October 2015 October 2023 $48.1 million Hyatt House Salt Lake City, UT 159 January 2015 October 2023 $34.3 million Parking Garage Salt Lake City, UT October 2023 $9.1 million Residence Inn Renton, WA 146 August 2019 October 2023 $55.5 million Embassy Suites South Jordan, UT 192 March 2018 November 2023 $36.8 million SpringHill Suites(5) Las Vegas, NV 300 October 2009 December 2023 $75.0 million AC Hotels Washington, DC 234 October 2020 March 2024 $116.8 million Embassy Suites Madison, WI 262 June 2024 June 2024 $79.5 million Homewood Suites Tampa, FL 126 September 2006 June 2025 $18.8 million Total 3,824 $1.1 billion These two hotels comprise a dual-branded property at one location. Contract entered into prior to 2020. There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that closings on these hotels will occur under the outstanding purchase and development agreements. Number of rooms represents number of rooms expected upon completion. In the second quarter of 2024, the property converted a meeting room into a guest room, increasing the number of guest rooms from 299 at acquisition to 300. Hotels Under Contract for Purchase(3) Brand Location Rooms Date Opened Anticipated Acquisition Date Purchase Price Motto(4) Nashville, TN 260 Under Development December 2025 $98.2 million AC Hotel(4) Anchorage, AK 160 To Be Developed Q4 2027 $65.5 million AC Hotel(1)(4) Las Vegas, NV 237 To Be Developed Q2 2028 $143.7 million Residence Inn(1)(4) Las Vegas, NV 160 To Be Developed Q2 2028 Total 817 $307.4 million RECENT ACQUISITION ACTIVITY HYATT HOUSE AND HYATT PLACE TEMPE / PHOENIX / UNIVERSITY ALOFT PORTLAND DOWNTOWN WATERFRONT ME HAMPTON INN & SUITES CAPE CANAVERAL CRUISE PORT HAMPTON INN & SUITES PORTLAND-PEARL DISTRICT

38 Hotels Sold Since Beginning of 2020 Brand Location Rooms Age at Time of Sale Date Sold Sales Price SpringHill Suites Sanford, FL 105 20 yrs January 2020 $13.0 million SpringHill Suites Boise, ID 230 25 yrs February 2020 $32.0 million Hampton Inn & Suites Tulare, CA 86 12 yrs December 2020 $10.3 million Homewood Suites Charlotte, NC 118 30 yrs February 2021 $10.3 million Homewood Suites Memphis, TN 140 31 yrs March 2021 $8.0 million SpringHill Suites Overland Park, KS 102 23 yrs April 2021 $5.3 million Hilton Garden Inn Montgomery, AL 97 18 yrs July 2021 $211.0 million Homewood Suites Montgomery, AL 91 17 yrs Residence Inn Rogers, AR 88 18 yrs Courtyard Phoenix, AZ 127 13 yrs Courtyard Lakeland, FL 78 21 yrs Fairfield Inn & Suites Albany, GA 87 11 yrs Hilton Garden Inn Schaumburg, IL 166 13 yrs SpringHill Suites Andover, MA 136 20 yrs Residence Inn Fayetteville, NC 92 15 yrs Residence Inn Greenville, SC 78 23 yrs Hampton Inn & Suites Jackson, TN 85 14 yrs Courtyard Johnson City, TN 90 12 yrs Hampton Inn & Suites Allen, TX 103 15 yrs Hilton Garden Inn Allen, TX 150 19 yrs Residence Inn Beaumont, TX 133 13 yrs Hampton Inn & Suites Burleson/Fort Worth, TX 88 13 yrs Hilton Garden Inn El Paso, TX 145 10 yrs Homewood Suites Irving, TX 77 15 yrs SpringHill Suites Richmond, VA 103 13 yrs SpringHill Suites Vancouver, WA 119 14 yrs Independent Richmond, VA 55 34 yrs September 2022 $8.5 million Homewood Suites Rogers, AR 126 17 yrs February 2024 $33.5 million Hampton Inn Rogers, AR 122 25 yrs SpringHill Suites Greensboro, NC 82 19 yrs May 2024 $7.1 million Courtyard Wichita, KS 90 24 yrs November 2024 $3.1 million TownePlace Suites Knoxville, TN 97 21 yrs December 2024 $9.4 million Hilton Garden Inn Austin, TX 117 16 yrs December 2024 $10.4 million Homewood Suites Chattanooga, TN 76 27 yrs February 2025 $8.3 million SpringHill Suites Fishers, IN 130 17 yrs March 2025 $12.7 million Marriott Houston, TX 206 15 yrs August 2025 $16.0 million Hampton Inn & Suites Clovis, CA 86 16 yrs November 2025 $8.3 million Homewood Suites Clovis, CA 83 15 yrs November 2025 $12.0 million Total 4,184 Avg age 18 yrs $419.2 million RECENT DISPOSITION ACTIVITY 20-Hotel Portfolio Sale Hotels Under Contract for Sale(1) Brand Location Rooms Age Anticipated Sale Date Sales Price Hampton Inn & Suites Cedar Rapids, IA 103 16 yrs Q4 2025 $16.1 million Homewood Suites Cedar Rapids, IA 95 15 yrs Q4 2025 Total 198 Avg age 16 yrs $16.1 million There are a number of conditions to closing on the sale of these hotels that have not yet been satisfied, and there can be no assurance that closings on the sale of these hotels will occur under the outstanding sale agreements. HAMPTON INN & SUITES CEDAR RAPIDS – NORTH HOMEWOOD SUITES CEDAR RAPIDS – NORTH

RECENT ACQUISITIONS Acquired March 2024 234-room AC Hotel by Marriott® Washington DC Convention Center Hotel opened in October 2020 Total price: $116.8 million, or approximately $499,000 per key Additional meaningful sources of revenue at the property include retail spaces, rooftop restaurant and bar, and billboard LEED Certified, green roof system, efficient HVAC Location type: Urban AC HOTEL WASHINGTON DC CONVENTION CENTER Primary demand generators: Conventions Government Leisure Business Health Care Professional Sporting Events

RECENT ACQUISITIONS EMBASSY SUITES MADISON DOWNTOWN Acquired June 2024 following completion of construction 262-room Embassy Suites by Hilton® Madison Downtown Total price: $79.5 million or approximately $303,000 per key Forward commitment with trusted developer Location type: Urban Primary demand generators: University of Wisconsin Government Insurance Biotech Manufacturing Telecommunications Technology Conventions Leisure

Acquired June 2025 126-room Homewood Suites by Hilton® Tampa-Brandon Total price: $18.8 million or approximately $149,000 per key Adjacent to the Company’s Embassy Suites Tampa Brandon, the hotel was offered for sale by a loan servicer and the purchase price represents a strong double-digit going-in-yield on in-place cashflows with additional upside potential through operational synergies and a planned renovation. Location type: Suburban Primary demand generators: Leisure Sporting Events Conventions Health Care Academic Manufacturing Insurance Financial Services Technology HOMEWOOD SUITES TAMPA-BRANDON RECENT ACQUISITIONS

Motto by Hilton® under development in Nashville, Tennessee, with anticipated completion of construction in December 2025 260 rooms(2) Anticipated gross purchase price: $98.2 million or approximately $378,000 per key Forward commitment with trusted developer Ideally located in downtown Nashville within walking distance of well-known music and entertainment venues, Bridgestone Arena, popular attractions along Broadway, and Riverfront Park Location type: Urban Primary demand generators: Leisure Music and Entertainment Sporting Events Conventions Health Care Manufacturing Technology Academic MOTTO NASHVILLE DOWNTOWN1) There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that a closing on this hotel will occur under the outstanding purchase agreement. Hotel is under development. Number of rooms represents number of rooms expected upon completion. ACQUISITIONS UNDER CONTRACT Renderings

AC Hotel by Marriott ® to be developed in Anchorage, Alaska, with anticipated completion of construction in the fourth quarter 2027 160 rooms(2) Anticipated gross purchase price: $65.5 million or approximately $409,000 per key Forward commitment with trusted developer The hotel will be ideally located in Anchorage near the Company’s Embassy Suites by Hilton Anchorage and Home2 Suites by Hilton Anchorage/Midtown. The Anchorage market has been one of the Company’s top performing, highest RevPAR markets, with both strong leisure and business demand driving overall performance Location type: Suburban Primary demand generators: Leisure Air Cargo Government/Military Oil & Gas AC HOTEL ANCHORAGE, AK(1) There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that a closing on this hotel will occur under the outstanding purchase agreement. Hotel is to be developed. Number of rooms represents number of rooms expected upon completion. ACQUISITIONS UNDER CONTRACT Renderings

AC Hotel by Marriott® and Residence Inn by Marriott® to be developed in Las Vegas, Nevada, on the land the Company owns adjacent to its SpringHill Suites Las Vegas Convention Center, with an anticipated completion of construction in the second quarter 2028 397 rooms total, with 237 rooms expected at the AC Hotel and 160 rooms expected at the Residence Inn(2) Anticipated gross purchase price: $143.7 million or approximately $362,000 per key Development and forward commitment with trusted developer The hotels will be ideally located adjacent to the Company’s SpringHill Suites in Las Vegas and will benefit from a variety of operational synergies and both business and leisure demand generators Location type: Resort Primary demand generators: Leisure Conventions Professional Sporting Events Entertainment AC HOTEL & RESIDENCE INN LAS VEGAS, NV (1) There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that a closing on these hotels will occur under the outstanding development and purchase agreement. Hotel is to be developed. Number of rooms represents number of rooms expected upon completion. ACQUISITIONS UNDER CONTRACT Rendering

Apple REIT Companies Transaction History 1999 – November 10, 2025 457 TOTAL HOTELS ACQUIRED 239 TOTAL HOTELS SOLD 218 CURRENT HOTEL PORTFOLIO 4 REITS SOLD IN 3 TRANSACTIONS 4 REITS MERGED TO FORM CURRENT APLE 25-YEAR TRACK RECORD OF HOTEL TRANSACTIONS Note: Hotel transactions by the various Apple REIT Companies since the first hospitality REIT in 1999. In 2014, Apple REIT Seven, Inc. and Apple REIT Eight, Inc. merged into Apple REIT Nine, Inc. and the company was renamed Apple Hospitality REIT, Inc. In 2016, Apple REIT Ten, Inc. merged into Apple Hospitality REIT, Inc. RESIDENCE INN LOS ANGELES BURBANK/DOWNTOWN Having purchased as many as 74 hotels in a single year through individual hotel and small portfolio transactions, Apple has the experience to meaningfully grow the portfolio

WELL-MAINTAINED PORTFOLIO HOMEWOOD SUITES OKLAHOMA CITY-BRICKTOWN, OK The Tripadvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through September 30, 2025. Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 17 years. Statistics based on all Upscale and Upper Midscale hotels owned by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten, Inc. for the period owned. Statistics based on the period 2011 – 2024. 5 Years Quality portfolio with average effective age of 5 years.(2) 78% of APLE’s hotels were built or renovated in the last 8 years. Upscale and Upper Midscale Reinvestment Statistics(3) Average Annual Spend as % of Revenue 5.4% Average % of Hotels Renovated Annually 10.0% Average % of Room Nights Out of Service for Renovations < 1.0% Cumulative Spend $782 million WELL-MAINTAINED, INSTITUTIONAL-QUALITY PORTFOLIO 4.3 out of 5.00 weighted average Tripadvisor® rating(1) Consistent reinvestment enhances long-term value and leads to traveler satisfaction outperformance Experienced team utilizes advantages of scale ownership to control costs and maximize impact of dollars spent Projects are implemented during periods of seasonally lower demand to minimize revenue displacement End results maximize competitiveness within our markets and further drive EBITDA growth

U.S. HOTEL FORECAST U.S. Hotel Forecast RESIDENCE INN SAN DIEGO DOWNTOWN Source: STR; © 2025 CoStar Group; Tourism Economics. Published August 2025. 2024 Actual 2025 Forecast 2026 Forecast Occupancy 63.0% 62.5% 62.3% ADR Change (YOY) +1.8% +0.8% +1.0% RevPAR Change (YOY) +1.9% -0.1% +0.8%

FAIRFIELD INN & SUITES TUSTIN ORANGE COUNTY CORPORATE RESPONSIBILITY INITIATIVES We own one of the largest and most geographically diverse portfolios of rooms-focused hotels in the United States and are dedicated to making a positive impact on the many communities our hotels serve. We are mindful of our environmental footprint and committed to reducing our impact over time. We have always worked to uphold high environmental, social and governance (“ESG”) standards and believe these key areas of focus are an integral part of driving long-term value for our shareholders. We are committed to continuous improvement, and it is our expectation that we will continue to enhance and expand our ESG-related disclosures as our progress deepens and industry-wide standards evolve. Our Corporate Responsibility Report details our ESG performance, strategy and initiatives and features our commitment to environmental sustainability, corporate employees, hotel associates and guests, communities, and other stakeholders. The Company’s 2024 Corporate Responsibility Report utilizes both the Global Reporting Initiative (“GRI”) Standards and Task Force on Climate-related Financial Disclosures (“TCFD”) to provide a comprehensive overview of the Company’s corporate responsibility performance and climate-related risk management. Apple Hospitality’s enhanced disclosures are intended to provide stakeholders with a better understanding of the Company’s strategy, policies, programs, procedures, performance and initiatives related to environmental stewardship, social responsibility, and corporate governance and resiliency. The Company’s 2024 Corporate Responsibility Report and other ESG-related materials can be found within the Corporate Responsibility section of our website.

ENVIRONMENTAL STEWARDSHIP Apple Hospitality is committed to enhancing and incorporating sustainability opportunities into our investment and asset management strategies, with a focus on minimizing our environmental impact through reductions in energy and water usage and through improvements in waste management. HILTON GARDEN INN GAINESVILLE The Company has in place an Environmental Policy and a Vendor Code of Conduct. A formal energy management program was established in 2018 to ensure that energy, water and waste management are a priority not only within the Company, but also with our management companies and brands. Approximately 19 Million Square Feet Total Energy Consumption: 378,000 MWh Total Energy Intensity per Square Foot: 19.79 kWh Combined Scope 1 and 2 Emissions: 112,401 metric tons of CO2 equivalents Emissions Intensity per Square Foot: 5.89 kg Portfolio Enrolled in ENERGY STAR® Portfolio Manager® : 100% Water Withdrawal: 956,000 kgal Water Intensity per Occupied Room: 0.12 kgal Diversion Rate(2): 17% With 20.18 total kWh per square foot in 2022 as compared to an average of 26.55 total kWh per square foot reported by full-service REITs for 2022, the rooms-focused hotels we invest in are more operationally and environmentally efficient than full-service hotels.(3)  Additionally, Apple Hospitality’s 2023 average total utility cost of $6.02 per occupied room highlights both the Company’s efforts to operate its hotels effectively and the inherent efficiency of the buildings.  Apple Hospitality Key Metrics for 2023(1) Statistics are based on the Company’s portfolio of hotels owned in 2023 for period of ownership. Based on measured waste data (measured waste data is representative of 56% of the total portfolio). Includes average of total kWh per square foot as reported for 2022 by DRH, HST, PK, PEB, SHO and XHR. Full-Service Hotels and Limited-Service Hotels based on 2023 data published by STR in 2024. APLE data based on 2023 actual results for all hotels owned in 2023. Average Upscale and Upper-Midscale Class. Average utility costs per occupied room Full-Service Hotels(4)  $11.52 Limited-Service Hotels(4)(5)  $5.70 APLE(4)  $6.02

SOCIAL RESPONSIBILITY Apple Hospitality REIT has always been firmly committed to strengthening communities through charitable giving, by volunteering our time and talents, and by participating in the many philanthropic programs important to our employees and leaders within our industry, including our brands, the American Hotel & Lodging Association (AHLA) and our third-party management companies. We are dedicated to making a positive impact throughout our Company, the hotel industry, our local community and the many communities our hotels serve. Key Metrics for Apple Hospitality since 2017 We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry. Apple Gives, an employee-led charitable organization, was formed in 2017 to expand our impact and further advance the achievement of our corporate philanthropic goals. 850+ HOURS volunteered BY APPLE HOSPITALITY EMPLOYEES 150+ Nonprofit organizations helped BY APPLE HOSPITALITY Management Companies Brand Initiatives The Company has in place a Health, Safety and Well-Being Policy, a Human Rights Policy and a Vendor Code of Conduct. We support and empower one another, embracing diversity of opinion and background. HOMEWOOD SUITES DALLAS DOWNTOWN, TX Local Community Outreach Industry Involvement HILTON GARDEN INN HOFFMAN ESTATES COURTYARD AND RESIDENCE INN SYRACUSE DOWNTOWN AT ARMORY SQUARE

Board of Directors with Effective Experience Glade M. Knight – Executive Chairman Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE: TCR Justin G. Knight – Director Chief Executive Officer, Apple Hospitality REIT Glenn W. Bunting – Director President, GB Corporation Jon A. Fosheim – Lead Independent Director Co-founder, Green Street Kristian M. Gathright – Director Former Executive Vice President & Chief Operating Officer, Apple Hospitality REIT Carolyn B. Handlon – Director Former Executive Vice President, Finance & Global Treasurer, Marriott International, Inc. Blythe J. McGarvie – Director Founder and Former Chief Executive Officer, Leadership for International Finance L. Hugh Redd – Director Former Senior Vice President & Chief Financial Officer, General Dynamics Howard E. Woolley – Director President and Chief Executive Officer, Howard Woolley Group, LLC GOVERNANCE Corporate Governance Aligns with Shareholders Audit, Compensation and Corporate Governance Committees are independent Regular executive sessions of independent directors De-staggered Board allows for annual elections of directors Required resignation of an incumbent director not receiving majority of votes cast in election 78% of executive target compensation is incentive based, with 50% based on shareholder returns Required share ownership of: 5 times base salary for CEO, 3 times base salary for other executive officers, and 4 times base cash compensation for directors Opted out of Virginia law requiring super majority vote for specified transactions Alignment with the best interests of our shareholders is at the forefront of our values. AC HOTEL LOUISVILLE DOWNTOWN

APPENDIX COURTYARD AND RESIDENCE INN RICHMOND DOWNTOWN

Comparable Hotels Quarterly Operating Metrics and Statistical Data (Unaudited) (in thousands, except statistical data) 2024 2025 Q1   Q2   Q3   Q4 Q1 Q2 Q3 Operating income (Actual) $71,615 $93,515 $77,726 $49,903 $50,859 $84,851 $72,497 Operating margin % (Actual) 21.7% 24.0% 20.5% 15.0% 15.5% 22.1% 19.4% Comparable Hotels Total Revenue $324,304 $378,084 $370,373 $326,042 $323,368 $376,358 $365,038 Comparable Hotels Total Operating Expenses 213,177 228,865 232,549 217,763 217,992 235,256 236,461 Comparable Hotels Adjusted Hotel EBITDA $111,127 $149,219 $137,824 $108,279 $105,376 $141,102 $128,577 Comparable Hotels Adjusted Hotel EBITDA Margin % 34.3% 39.5% 37.2% 33.2% 32.6% 37.5% 35.2% ADR (Comparable Hotels) $155.37 $164.00 $163.71 $153.34 $157.07 $163.90 $162.68 Occupancy (Comparable Hotels) 72.4% 80.0% 77.1% 71.6% 71.3% 78.7% 76.2% RevPAR (Comparable Hotels) $112.49 $131.18 $126.29 $109.77 $111.95 $128.93 $124.01 ADR (Actual) $153.18 $162.98 $162.57 $152.39 $156.24 $163.56 $162.70 Occupancy (Actual) 72.0% 79.8% 77.0% 71.4% 71.1% 78.6% 76.2% RevPAR (Actual) $110.25 $130.07 $125.10 $108.75 $111.04 $128.59 $124.03 Reconciliation to Actual Results Total Revenue (Actual) $329,512 $390,077 $378,843 $333,036 $327,702 $384,370 $373,878 Revenue from acquisitions prior to ownership 6,396 1,298 1,322 1,659 1,887 1,065 - Revenue from dispositions/assets held for sale (9,561) (10,788) (9,571) (8,258) (5,835) (5,587) (4,666) Revenue from non-hotel property and New York Property (1) (2,043) (2,503) (221) (395) (386) (3,490) (4,174) Comparable Hotels Total Revenue $324,304 $378,084 $370,373 $326,042 $323,368 $376,358 $365,038 Adjusted Hotel EBITDA (AHEBITDA) (Actual) (2) $109,793 $151,680 $139,088 $108,983 $105,265 $141,070 $129,602 AHEBITDA from acquisitions prior to ownership 2,615 426 470 723 897 246 - AHEBITDA from dispositions/assets held for sale (1,281) (2,887) (1,734) (1,427) (786) (1,330) (926) AHEBITDA from New York Property (3) - - - - - 1,116 (99) Comparable Hotels AHEBITDA $111,127 $149,219 $137,824 $108,279 $105,376 $141,102 $128,577 Represents revenue from the New York Property, which from the second half of 2023 through the first quarter of 2025 was considered lease revenue from a lease to a third-party hotel operator of the property, during which time the property was referred to as the "non-hotel property." Since the second quarter of 2025, this represents revenue consistent with hotel operations from the New York Property. Represents the Company's actual Adjusted Hotel EBITDA, which excludes Adjusted EBITDAre from the New York Property from the second half of 2023 through the first quarter of 2025, due to leasing the property to a third-party hotel operator for all hotel operations. Beginning in the second quarter of 2025, Adjusted Hotel EBITDA includes hotel operations from the New York Property. Represents Adjusted Hotel EBITDA from the New York Property since the second quarter of 2025, subsequent to the Company regaining possession of the hotel from a third-party hotel operator. Note: Comparable Hotels is defined as the 215 hotels owned and held for use by the Company as of September 30, 2025, and excludes the New York Property recovered during the second quarter 2025 from a third-party hotel operator. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, assets held for sale and the New York Property, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of net income to non-GAAP financial measures is included in the following pages.

SAME STORE Hotels Quarterly Operating Metrics and Statistical Data (Unaudited) (in thousands, except statistical data) Represents revenue from the New York Property, which from the second half of 2023 through the first quarter of 2025 was considered lease revenue from a lease to a third-party hotel operator of the property, during which time the property was referred to as the “non-hotel property.” Since the second quarter of 2025, this represents revenue consistent with hotel operations from the New York Property. Represents the Company's actual Adjusted Hotel EBITDA, which excludes Adjusted EBITDAre from the New York Property from the second half of 2023 through the first quarter of 2025, due to leasing the property to a third-party hotel operator for all hotel operations. Beginning in the second quarter of 2025, Adjusted Hotel EBITDA includes hotel operations from the New York Property. Represents Adjusted Hotel EBITDA from the New York Property since the second quarter of 2025, subsequent to the Company regaining possession of the hotel from a third-party hotel operator. Note: Same Store Hotels is defined as the 212 hotels owned and held for use by the Company as of January 1, 2024, and during the entirety of the periods being compared, and excludes the New York Property recovered during the second quarter 2025 from a third-party hotel operator. This information has not been audited. Reconciliation of net income to non-GAAP financial measures is included in the following pages. 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Operating income (Actual) $71,615 $93,515 $77,726 $49,903 $50,859 $84,851 $72,497 Operating margin % (Actual) 21.7% 24.0% 20.5% 15.0% 15.5% 22.1% 19.4% Same Store Hotels Total Revenue $317,417 $369,532 $359,991 $316,506 $314,562 $364,597 $354,616 Same Store Hotels Total Operating Expenses 209,195 224,282 225,877 211,142 211,774 227,942 229,319 Same Store Hotels Adjusted Hotel EBITDA $108,222 $145,250 $134,114 $105,364 $102,788 $136,655 $125,297 Same Store Hotels Adjusted Hotel EBITDA Margin % 34.1% 39.3% 37.3% 33.3% 32.7% 37.5% 35.3% ADR (Same Store Hotels) $154.32 $162.71 $162.81 $152.15 $155.98 $162.33 $161.82 Occupancy (Same Store Hotels) 72.3% 80.0% 77.2% 71.7% 71.4% 78.8% 76.2% RevPAR (Same Store Hotels) $111.57 $130.15 $125.67 $109.06 $111.43 $127.90 $123.35 ADR (Actual) $153.18 $162.98 $162.57 $152.39 $156.24 $163.56 $162.70 Occupancy (Actual) 72.0% 79.8% 77.0% 71.4% 71.1% 78.6% 76.2% RevPAR (Actual) $110.25 $130.07 $125.10 $108.75 $111.04 $128.59 $124.03 Reconciliation to Actual Results Total Revenue (Actual) $329,512 $390,077 $378,843 $333,036 $327,702 $384,370 $373,878 Revenue from acquisitions (491) (7,254) (9,060) (7,877) (6,919) (10,696) (10,422) Revenue from dispositions/assets held for sale (9,561) (10,788) (9,571) (8,258) (5,835) (5,587) (4,666) Revenue from non-hotel property and New York Property (1) (2,043) (2,503) (221) (395) (386) (3,490) (4,174) Same Store Hotels Total Revenue $317,417 $369,532 $359,991 $316,506 $314,562 $364,597 $354,616 Adjusted Hotel EBITDA (AHEBITDA) (Actual) (2) $109,793 $151,680 $139,088 $108,983 $105,265 $141,070 $129,602 AHEBITDA from acquisitions (290) (3,543) (3,240) (2,192) (1,691) (4,201) (3,280) AHEBITDA from dispositions/assets held for sale (1,281) (2,887) (1,734) (1,427) (786) (1,330) (926) AHEBITDA from New York Property (3) - - - - - 1,116 (99) Same Store Hotels AHEBITDA $108,222 $145,250 $134,114 $105,364 $102,788 $136,655 $125,297

RECONCILIATION OF NET INCOME TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA THE FOLLOWING TABLE RECONCILES THE COMPANY’S GAAP NET INCOME TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA ON A QUARTERLY BASIS FOR 2024 AND 2025 (Unaudited) (in thousands) 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net income $54,050 $73,931 $56,266 $29,817 $31,221 $63,648 $50,880 Depreciation and amortization 46,823 47,715 48,143 47,922 47,941 48,022 48,100 Amortization of favorable and unfavorable operating leases, net 102 102 102 102 102 102 102 Interest and other expense, net 17,309 19,370 21,217 19,852 19,397 20,963 21,375 Income tax expense 256 214 243 234 241 240 242 EBITDA 118,540 141,332 125,971 97,927 98,902 132,975 120,699 Gain on sale of real estate (17,766) (449) - (1,529) (3,557) - (4,380) Impairment of depreciable real estate - - 2,896 159 - - 5,724 EBITDAre 100,774 140,883 128,867 96,557 95,345 132,975 122,043 Non-cash straight-line operating ground lease expense 36 33 33 33 33 31 31 Adjusted EBITDAre 100,810 140,916 128,900 96,590 95,378 133,006 122,074 General and administrative expense 10,584 11,065 9,190 11,703 9,228 8,064 7,528 Adjusted EBITDAre from non-hotel property (1) (1,601) (301) 998 690 659 - - Adjusted Hotel EBITDA $109,793 $151,680 $139,088 $108,983 $105,265 $141,070 $129,602 Non-hotel property consists of the results of the New York Property that was leased to a third-party hotel operator before possession was recovered and operations reinstated through a third-party manager on April 4, 2025. This property’s Adjusted EBITDAre results are not included in Adjusted Hotel EBITDA beginning with the second half of 2023 through the first quarter of 2025. Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the year ended September 30, 2025.

RECONCILIATION OF NET INCOME TO FFO AND MFFO THE FOLLOWING TABLE RECONCILES THE COMPANY’S GAAP NET INCOME TO FFO and MFFO ON A QUARTERLY BASIS FOR 2024 and 2025 (Unaudited) (in thousands, except per share amounts) Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net income $54,050 $73,931 $56,266 $29,817 $31,221 $63,648 $50,880 Depreciation of real estate owned 46,059 46,952 47,383 47,161 47,181 47,262 47,341 Gain on sale of real estate (17,766) (449) - (1,529) (3,557) - (4,380) Impairment of depreciable real estate - - 2,896 159 - - 5,724 Funds from operations 82,343 120,434 106,545 75,608 74,845 110,910 99,565 Amortization of finance ground lease assets 759 760 759 760 759 760 759 Amortization of favorable and unfavorable operating leases, net 102 102 102 102 102 102 102 Non-cash straight-line operating ground lease expense 36 33 33 33 33 31 31 Modified funds from operations $83,240 $121,329 $107,439 $76,503 $75,739 $111,803 $100,457 Modified funds from operations per common share $0.34 $0.50 $0.45 $0.32 $0.32 $0.47 $0.42 Weighted average common shares outstanding – basic and diluted 242,408 242,174 240,500 239,973 240,067 237,659 237,072

DEFINITIONS HYATT PLACE JACKSONVILLE AIRPORT Non-GAAP Financial Measures The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”); Adjusted EBITDAre; Adjusted Hotel EBITDA; Comparable Hotels Adjusted Hotel EBITDA; and Same Store Hotels Adjusted Hotel EBITDA. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA, Comparable Hotels Adjusted Hotel EBITDA and Same Store Hotels Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA, Comparable Hotels Adjusted Hotel EBITDA and Same Store Hotels Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA, Comparable Hotels Adjusted Hotel EBITDA and Same Store Hotels Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs. EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance. In addition to EBITDA, the Company also calculates and presents EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), which defines EBITDAre as EBITDA, excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), plus real estate related impairments, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. The Company presents EBITDAre because it believes that it provides further useful information to investors in comparing its operating performance between periods and between REITs that report EBITDAre using the Nareit definition. The Company also considers the exclusion of non-cash straight-line operating ground lease expense from EBITDAre useful, as this expense does not reflect the underlying performance of the related hotels (Adjusted EBITDAre). The Company further excludes actual corporate-level general and administrative expense for the Company as well as Adjusted EBITDAre from the non-hotel property (the "New York Property") from Adjusted EBITDAre (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance and is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels. In addition, Adjusted EBITDAre and Adjusted Hotel EBITDA are both components of key compensation measures of operational performance within the Company's 2025 incentive plan.

DEFINITIONS CONTINUED HAMPTON INN & SUITES PHOENIX DOWNTOWN FFO and MFFO The Company calculates and presents FFO in accordance with standards established by Nareit, which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated affiliates. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders. The Company calculates MFFO by further adjusting FFO for the exclusion of amortization of finance ground lease assets, amortization of favorable and unfavorable operating leases, net and non-cash straight-line operating ground lease expense, as these expenses do not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance. In addition, MFFO is a component of a key compensation measure of operational performance within the Company's 2025 incentive plan. COMPARABLE HOTELS Comparable Hotels is defined as the 215 hotels owned and held for use by the Company as of September 30, 2025, and excludes the Company's independent boutique hotel in New York, New York (the "New York Property") recovered during the second quarter 2025 from a third-party hotel operator. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, assets held for sale and the New York Property, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. SAME STORE HOTELS Same Store Hotels is defined as the 212 hotels owned and held for use by the Company as of January 1, 2024, and during the entirety of the periods being compared, and excludes the New York Property recovered during the second quarter 2025 from a third-party hotel operator. This information has not been audited.

TRADEMARK INFORMATION “AC Hotels by Marriott®,” “Aloft Hotels®,” “Courtyard by Marriott®,” “Fairfield by Marriott®,” “Fairfield Inn by Marriott®,” “Fairfield Inn & Suites by Marriott®,” “Marriott® Hotels,” “Residence Inn by Marriott®,” “SpringHill Suites by Marriott®,” and “TownePlace Suites by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.   “Embassy Suites by Hilton®,” “Hampton by Hilton®,” “Hampton Inn by Hilton®,” “Hampton Inn & Suites by Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” “Motto by Hilton®” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to “Hilton®” mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation. “Hyatt Place®” and “Hyatt House®” are each a registered trademark of Hyatt Hotels Corporation or one of its affiliates. All references to “Hyatt®” mean Hyatt Hotels Corporation and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hyatt® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hyatt®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hyatt® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hyatt® has not expressed any approval or disapproval regarding this presentation, and the grant by Hyatt® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hyatt® has not assumed and shall not have any liability in connection with this presentation. HOMEWOOD SUITES OMAHA-DOWNTOWN

HAMPTON INN & SUITES OMAHA-DOWNTOWN Apple Hospitality REIT, Inc. 814 East Main Street Richmond, VA 23219 (804) 344-8121 info@applehospitalityreit.com www.applehospitalityreit.com